UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 11, 2017 (April 5, 2017)

Laureate Education, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38002	52-1492296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 South Exeter Street

Baltimore, MD 21202

(Address of principal executive offices, including zip code)

(410) 843-6100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Principal Officers; Election of Directors; Appointment of Officers; Compensatory Arrangements of Certain Officers.

(f)

Fiscal 2016 Bonus Determinations

On April 5, 2017, the Compensation Committee of the Board of Directors of the Company approved cash bonus payments to the Company’s named executive officers under the Annual Incentive Plan (the “AIP”) and Long Term Incentive Plan (“LTIP”), in respect of fiscal 2016. This bonus compensation information was not included in the Summary Compensation Table included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, filed with the Securities and Exchange Commission on March 29, 2017 (the “Form 10-K”), because the amount of the AIP and LTIP payments had not been determined at the time of filing the Form 10-K.  In accordance with Item 5.02(f), the table below updates the Non-Equity Incentive Plan Compensation and Total columns in the fiscal 2016 summary compensation table for the named executive officers previously set forth in the Form 10-K.  No other amounts have changed.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards		Option Awards		Non-Equity Incentive Plan Compensation ($)(1)	All Other Compensation ($)(2)		Total ($)(3)
Douglas L. Becker	2016	1,014,916					4,071,544	(4)	1,291,784	43,815	(5)	6,422,059
Founder, Chairman & CEO	2015	994,220							1,420,461	45,477	(5)	2,460,158
	2014	969,970							1,756,813	41,105	(5)	2,767,888
Eilif Serck-Hanssen	2016	592,034			706,640	(6)	672,613	(7)	1,134,734	11,559	(8)	3,117,580
President, Chief Administrative Officer and Chief Financial Officer	2015	579,962			524,989	(9)			1,161,174	12,272	(8)	2,278,397
	2014	565,816							1,140,505	11,806	(8)	1,718,127
Ricardo M. Berckemeyer	2016	694,288			706,640	(6)	676,500	(7)	2,055,211	40,903	(10)	4,173,542
Chief Operating Officer and CEO, LatAm	2015	680,130							2,117,978	50,012	(10)	2,848,120
	2014	663,542							2,201,808	35,682	(10)	2,901,032
Enderson Guimarães(15)	2016	905,014					746,890	(7)	2,245,192	12,093	(11)	3,909,189
President & Chief Operating Officer	2015	300,000	1,800,000	(12)	5,054,170	(9)	11,284,109	(13)	963,718	98,427	(11)	19,500,424
	—
Paula Singer	2016	694,288			350,400	(6)	676,500	(7)	771,236	15,252	(14)	2,507,676
Chief Network Officer	2015	680,130							1,309,763	16,322	(14)	2,006,215
	2014	663,542							1,368,257	31,649	(14)	2,063,448

(1)                                     For 2014-2016 for Mr. Becker the amounts shown in this column represent awards under our AIP only. For Mr. Serck-Hanssen the 2016 amount represents $634,734 under the AIP and $500,000 under his LTIP, the 2015 amount represents $661,174 under the AIP and $500,000 under his LTIP and the 2014 amount represents $640,505 under the AIP and $500,000 under his LTIP. For Mr. Berckemeyer the 2016 amount represents $1,055,211 under AIP and $1,000,000 under his LTIP, the 2015 the amount represents $1,117,978 under the AIP and $1,000,000 under his LTIP and the 2014 amount represents $1,201,808 under the AIP and $1,000,000 under his LTIP. For Mr. Guimarães the 2016 amount represents $1,245,192 under the AIP and $1,000,000 under his LTIP, the 2015 amount represents $463,718 under the AIP and $500,000 under his LTIP. For Ms. Singer the 2016 amount represents $771,236 under the AIP, the 2015 amount represents $809,763 under the AIP and $500,000 under her LTIP and the 2014 amount represents $868,257 under the AIP and $500,000 under her LTIP.

(2)                                     “All Other Compensation” for each Named Executive Officer includes $7,950 for 2016 and 2015, and $7,800 for 2014, contributed by us pursuant to our 401(k) matching program. For Mr. Guimarães only, the 2015 401(k) match was $0.

(3)                                     Total amounts reported for 2016 do not include amounts payable in connection with the 2016 AIP and 2016 LTIP awards, which amounts are expected to be determined in March 2017.

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(4)                                     For Mr. Becker, $2,117,841 represents the incremental fair value on the modification date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC 718”) with respect to the reduction to $23.20 of the exercise price per share of certain options granted under the 2013 Plan. See “—2016 Stock Option Repricing/Retention Equity Grant” and “—2016 Grants of Plan-Based Awards” for more information. $1,953,704 represents the grant date fair value, which is an estimated value computed in accordance with ASC 718, of option awards granted to Mr. Becker in 2016. See “—2016 Grants of Plan-Based Awards” for more information. Please refer to Note 13, Share-based Compensation, in our consolidated financial statements included elsewhere in the Form 10-K for a discussion of the assumptions related to the calculation of such value.

(5)                                     For 2016, includes $24,987 for executive supplemental disability plan premium paid by us, $10,750 for medical concierge services, as well as other personal expense reimbursement. For 2015, includes $24,987 for executive supplemental disability plan premiums paid by us and $10,000 for medical concierge services, as well as transportation and personal expense reimbursement. For 2014, includes $20,934 for executive supplemental disability plan premiums paid by us, $2,371 for medical expense reimbursement and $10,000 for medical concierge services.

(6)                                     The amounts reported represent the grant date fair value, which is an estimated value computed in accordance with ASC 718, of RSUs and PSUs granted to the NEOs in 2016. For Mr. Serck-Hanssen this amount represents $504,740 for RSUs, which vest over time, subject to continued employment and $201,900 for PSUs which vest based on achievement of certain Corporate performance targets and continued employment through June 17, 2018. For Mr. Berckemeyer, this amount represents $504,740 for RSUs, which vest over time, subject to continued employment and $201,900 for PSUs which vest based on achievement of certain corporate performance targets and continued employment through June 17, 2018. For Ms. Singer this amount represents $250,285 for RSUs, which vest over time, subject to continued employment and $100,115 for PSUs which vest based on achievement of certain corporate performance targets and continued employment through June 17, 2018. Please refer to Note 13, Share-based Compensation, in our consolidated financial statements included elsewhere in the Form 10-K for a discussion of the assumptions related to the calculation of such value.

(7)                                     Represents the incremental fair value on the modification date in accordance with ASC 718 with respect to the reduction to $23.20 of the exercise price per share of certain options granted under the 2013 Plan. See “—2016 Stock Option Repricing/Retention Equity Grant” and “—2016 Grants of Plan-Based Awards” for more information. Please refer to Note 13, Share-based Compensation, in our consolidated financial statements included elsewhere in the Form 10-K for a discussion of the assumptions related to the calculation of such value.

(8)                                     For 2016, includes $3,609 for executive supplemental disability plan premiums paid by us. For 2015, includes $3,609 for executive supplemental disability plan premiums paid by us and $713 in distributions on unvested restricted shares. For 2014, includes $3,609 for executive supplemental disability plan premiums paid by us and $397 in distributions on unvested restricted shares.

(9)                                     The amounts reported represent the grant date fair value, which is an estimated value computed in accordance with ASC 718, of RSUs and PSUs, as applicable, granted to the NEOs in 2015. For Mr. Serck-Hanssen this amount represents RSUs, which vest over time, subject to continued employment. For Mr. Guimarães this amount includes RSUs and PSUs. PSUs vest based on achievement of certain corporate performance targets. In accordance with ASC 718 we account for PSUs based on the amount probable to vest at each period end date. If we were to assume the highest level of performance on these PSUs, Mr. Guimarães’s total Stock Award grant date fair value would be $7,163,617. Please refer to Note 13, Share-based Compensation, in our consolidated financial statements included elsewhere in the Form 10-K for a discussion of the assumptions related to the calculation of such value.

(10)                                For 2016, includes $4,639 for executive supplemental disability plan premiums paid by us and $28,314 for family transportation. For 2015 includes $4,639 for executive supplemental disability plan premiums paid by us, personal expense reimbursement and $35,306 for family transportation. For 2014, includes $4,639 for executive supplemental disability plan premiums paid by us, $298 in distributions on unvested restricted

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shares, and for medical expense reimbursement, personal expense reimbursement and $21,356 for family transportation.

(11)                                For 2016, includes $4,143 for executive supplemental disability plan premiums paid by us. The 2015 amount represents $98,427 for relocation expenses.

(12)                                Represents an amount equivalent to the forfeited long-term bonus at target Mr. Guimarães would have received from his prior employer and eight months’ cash long-term incentive, as specified in his offer letter.

(13)                                For Mr. Guimarães, the amount shown in the Option Awards column represents the grant date fair value, which is an estimated value computed in accordance with ASC 718, of stock options, granted to Mr. Guimarães in 2015. Performance-vested stock options vest based on achievement of certain corporate performance targets. In accordance with ASC 718 we account for performance-vested stock options based on the amount probable to vest at each period end date. If we were to assume the highest level of performance on these performance-vested stock options Mr. Guimarães’s total Option Award grant date fair value would be $13,050,927. Please refer to Note 13, Share-based Compensation, in our consolidated financial statements included elsewhere in the Form 10-K for a discussion of the assumptions related to the calculation of such value.

(14)                                For 2016, includes $7,302 for executive supplemental disability plan premiums paid by us. For 2015 includes $7,302 for executive supplemental disability plan premiums paid by us and $1,070 distributions on unvested restricted shares. For 2014, includes $7,302 for executive supplemental disability plan premiums paid by us, $596 distributions on unvested restricted shares, $8,012 for medical expense reimbursement, and other personal expense reimbursement.

(15)                                Mr. Guimarães served as President and Chief Operating Officer until March 23, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAUREATE EDUCATION, INC.

By:	/s/ Eilif Serck-Hanssen
Eilif Serck-Hanssen
President, Chief Administrative Officer and Chief Financial Officer

Date: April 11, 2017

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